Exhibit 32.2

CERTIFICATION PURSUANT TO
18 U.S.C.  SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

          In connection with the Amendment to Annual Report of SORL AUTO PARTS, INC. (the “Company”) on Form 10-KSB for the year ended December 31, 2004 as filed with the Securities and Exchange Commission on the date here of (the “report”), I, Zong Yun Zhou, Chief Financial Officer of the Registrant, certify, pursuant to 18 U.S.C.  Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

          (1)          The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          (2)          The information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Dated this 31st day of January, 2006	/s/ Zong Yun Zhou

Zong Yun Zhou
Chief Financial Officer